EXHIBIT (a)(1)(b)


                        LETTER OF TRANSMITTAL AND CONSENT

                           TALK AMERICA HOLDINGS, INC.

                       EXCHANGE OFFERS FOR ALL OUTSTANDING
               4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2002 AND
                   5% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                         OF TALK AMERICA HOLDINGS, INC.
                        AND CONSENT SOLICITATION TO AMEND
   THE INDENTURES GOVERNING THE 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2002
                 AND 5% CONVERTIBLE SUBORDINATED NOTES DUE 2004

-------------------------------------------------------------------------------
         THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 21, 2002, UNLESS EXTENDED OR EARLIER TERMINATED BY US. TENDERS AND CONSENTS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFERS.
-------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offers is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                   DELIVER TO:

   BY REGISTERED OR CERTIFIED MAIL:              BY OVERNIGHT DELIVERY:                        BY HAND:
 U.S. Bank Trust National Association    U.S. Bank Trust National Association   U.S. Bank Trust National Association
       Corporate Trust Services                Corporate Trust Services               Corporate Trust Services
            P.O. Box 64485                       180 East Fifth Street               100 Wall Street 16th Floor
        St. Paul, MN 55164-9549                   St. Paul, MN 55101                     New York, NY 10005
       Attn: Specialized Finance                  Attn: Scott Masson                   Attn: Bond Drop Window
                                                  Specialized Finance

                                  By Facsimile:
                                 (651) 244-1537
                              Confirm by Telephone:
                                 (651) 244-8161
                             Attention: Scott Masson

 DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN THE
                   ADDRESS SET FORTH ABOVE, OR TRANSMISSION OF
            INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE,
                  WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR
                                 EXISTING NOTES.

         By signing this Letter of Transmittal and Consent (the "Letter of Transmittal"), you hereby acknowledge that you have received and reviewed the Offering Circular and Consent Solicitation Statement, dated February 21, 2002 (the "Offering Circular"), of Talk America Holdings, Inc. ("Talk America") and the Letter of Transmittal. Talk America (i) is offering to exchange, under two separate and independent exchange offers, all outstanding 4 1/2% Convertible Subordinated Notes due 2002 (the "4 1/2% Convertible Notes") and 5% Convertible Subordinated Notes due 2004 (the "5% Convertible Notes" and, together with the 4 1/2% Convertible Notes, the "Existing Notes") as described below, and (ii) is soliciting consents (the "Consents") from the holders of Existing Notes to the proposed amendment to the respective indentures governing such Existing Notes (the "Proposed Amendment"), as described in the Offering Circular. These exchange offers are being extended to all holders of the Existing Notes.

         Talk America is offering to exchange the Existing Notes under two separate exchange offers, as follows:

1. THE 4 1/2% CONVERTIBLE SUBORDINATED NOTES EXCHANGE OFFER. U.S.$61,844,000 in aggregate principal amount of our existing 4 1/2% Convertible Notes, under either of the two exchange options:

         o U.S.$1,000 in principal amount of our new 10% Senior Subordinated Notes (the "10% Notes") for each U.S.$1,000 in principal amount of Existing Notes that you tender; or

         o U.S.$600 in principal amount of our new 8% Convertible Senior Subordinated Notes (the "8% Convertible Notes" and, together with the 10% Notes, the "New Notes") and $100 in cash for each U.S.$1,000 in principal amount of Existing Notes that you tender; and

2. THE 5% CONVERTIBLE SUBORDINATED NOTES EXCHANGE OFFER. U.S.$18,093,000 in aggregate principal amount of our existing 5% Convertible Notes in the following exchange: U.S.$1,000 in principal amount of our new 10% Notes for each U.S.$1,000 in principal amount of Existing Notes that you tender.

         The 4 1/2% Convertible Subordinated Notes Exchange Offer and the 5% Convertible Subordinated Notes Exchange Offer, while jointly referred to as the exchange offers, constitute separate and independent exchange offers.

         Holders of either type of Existing Notes do not have to tender all their Existing Notes to participate in the exchange offers. Holders of the 4 1/2% Convertible Notes do not have to choose the same option for all Existing Notes that they tender.

         The 10% Notes will accrue interest at a rate of 10% per annum on the principal amount, payable semi-annually on each February 15 and August 15, commencing on August 15, 2002. The 10% Notes will mature on August 15, 2007.

         The 8% Convertible Notes will accrue interest at a rate of 8% per annum on the principal amount, payable semi-annually on each February 15 and August 15, commencing on August 15, 2002, and shall be convertible, at the option of the holder, into common stock at a conversion price of $5.00 per share, subject to certain adjustments. The 8% Convertible Notes will mature on August 15, 2007.

         All other terms of the New Notes will be substantially identical to those of the Existing Notes, before giving effect to the Proposed Amendment, except that the 10% Notes will not be convertible and the New Notes will not give rise to a right of repurchase in case of a change of control of the Company, and will be as otherwise described in the Offering Circular under the caption "Description of New Notes."

         In order to validly tender your Existing Notes, you must give your Consent to the Proposed Amendment. You will be deemed to have given this Consent when you tender your Existing Notes. You may consent to the Proposed Amendment without tendering any Existing Notes. Completion of the exchange offers is not conditional upon receipt of requisite Consents to the Proposed Amendment.

         By signing this Letter of Transmittal, you will be deemed to have made the representations and warranties contained in this Letter of Transmittal in connection with your decision to participate in the exchange offers.

         If you tender your Existing Notes, and we accept the Existing Notes, this will constitute a binding agreement between you and Talk America, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. In order to properly tender your Existing Notes, you must do one of the following on or prior to the expiration of the exchange offers:

         o tender your Existing Notes by sending the certificates for your Existing Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the exchange agent at the address listed above; or

         o tender your Existing Notes by using the book-entry transfer procedures described in the Offering Circular under the caption "The Exchange Offers--Procedures for Tendering Existing Notes," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the exchange agent.

         In order for a book-entry transfer to constitute a valid tender of your Existing Notes in the exchange offers, the exchange agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Existing Notes into the exchange agent's account at The Depository Trust Company ("DTC") prior to the expiration of the exchange offers. The term "Agent's Message" means a message, transmitted by DTC and received by the exchange agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

         Delivery of documents to DTC's book-entry transfer facility will not constitute delivery to the exchange agent.

         Only registered holders of the Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Existing Notes--are entitled to tender their Existing Notes for exchange in the exchange offers. If you are a beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Existing Notes in the exchange offers, you should promptly contact the person in whose name the Existing Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the exchange offers on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Existing Notes, you must either make appropriate arrangements to register ownership of the Existing Notes in your name or obtain a properly completed bond power from the person in whose name the Existing Notes are registered.

         You must complete this Letter of Transmittal if you are a registered holder of Existing Notes and either (1) you wish to tender the certificates representing your Existing Notes to the exchange agent together with this Letter of Transmittal or (2) you wish to tender your Existing Notes by book-entry transfer to the exchange agent's account at DTC and you elect to submit this Letter of Transmittal to the exchange agent instead of an Agent's Message.

         We reserve the right to extend or terminate the exchange offers in our sole and absolute discretion, which may be for any or no reason, and to otherwise amend the exchange offers in any respect.

         In order to properly complete this Letter of Transmittal, you must: (1) complete Item 1 on page 5 if you are tendering your Existing Notes, (2) complete
Item 2 on pages 5 and 6 if you are a holder of existing 4 1/2% Convertible Notes and are tendering your notes, (3) if appropriate, check and complete the boxes relating to book-entry on page 6 and complete the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" on page 11, (4) complete Item 4 on page 6 if you are not tendering any Existing Notes and wish to deliver your Consent only, (5) sign this Letter of Transmittal and complete the box on page 10 and (6) complete the Substitute Form W-9 on page 12.

         YOU SHOULD READ THE DETAILED INSTRUCTIONS BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The following items apply to both holders of 4 1/2% Convertible Notes and 5% Convertible Notes and are therefore applicable to both exchange offers, unless specifically noted otherwise.

ITEM 1.  DESCRIPTION OF EXISTING NOTES TENDERED

         List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate, signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF EXISTING NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF REGISTERED HOLDER                     1                  2                 3
------------------------------------------------------------ ------------------ ------------------ -----------------
                                                                                                      PRINCIPAL
                                                                CERTIFICATE     PRINCIPAL AMOUNT        AMOUNT
                                                                NUMBER(S)*      OF EXISTING NOTES     TENDERED**
------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------

------------------------------------------------------------ ------------------ ------------------ -----------------
TOTAL PRINCIPAL AMOUNT TENDERED
--------------------------------------------------------------------------------------------------------------------

----------------------------

* Existing Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Existing Notes represented by the certificate(s) listed in column 1. See Instruction 4.

**   Need not be completed by holders who tender by book-entry transfer.

ITEM 2. ELECTION AS TO FORM OF CONSIDERATION UNDER THE 4 1/2% CONVERTIBLE SUBORDINATED NOTES EXCHANGE OFFER

         To be completed only by holders of existing 4 1/2% Convertible Notes tendering their Existing Notes for exchange.

A. [ ] CHECK THIS BOX IF THE UNDERSIGNED WANTS TO TENDER ALL OF THE UNDERSIGNED'S EXISTING 4 1/2% CONVERTIBLE NOTES IN EXCHANGE FOR 10% NOTES (AS FURTHER DESCRIBED IN THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL).

B. [ ] CHECK THIS BOX IF THE UNDERSIGNED WANTS TO TENDER ALL OF THE UNDERSIGNED'S EXISTING 4 1/2% CONVERTIBLE NOTES IN EXCHANGE FOR 8% CONVERTIBLE NOTES AND CASH (AS FURTHER DESCRIBED IN THE OFFERING CIRCULAR AND THE LETTER OF TRANSMITTAL).

C. [ ] CHECK THIS BOX AND COMPLETE THE REMAINDER OF THIS SECTION IF THE UNDERSIGNED HOLDS MORE THAN $1,000 IN AGGREGATE PRINCIPAL AMOUNT OF EXISTING 4 1/2% CONVERTIBLE NOTES AND WISHES TO MAKE A MIXED ELECTION AS TO FORM OF CONSIDERATION.

         (1) Indicate the principal amount of the undersigned's existing 4 1/2% Convertible Notes that the undersigned elects to exchange for 10% Notes.

         (2) Indicate the principal amount of the undersigned's existing 4 1/2% Convertible Notes that the undersigned elects to exchange for 8% Convertible Notes and cash.

         (3) Indicate the total principal amount for which the undersigned is making this mixed election. (This amount is the total of Item 2C(1) and 2C(2) and must be equal to the total principal amount of the holder's existing 4 1/2% Convertible Notes being tendered as indicated in Item 1.)

ITEM 3.  METHOD OF DELIVERY

[ ] CHECK THIS BOX IF THE CERTIFICATES REPRESENTING YOUR EXISTING NOTES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

     CHECK THIS BOX IF THE CERTIFICATES REPRESENTING YOUR EXISTING NOTES HAVE
[ ] BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING NEW CERTIFICATES.

     Certificate Number(s)
                           -----------------------------------------------------

     Principal Amount(s) at Maturity Represented
                                                 -------------------------------

     You must contact the exchange agent to obtain instructions for replacing lost, destroyed or stolen certificates representing Existing Notes. See Instruction 12.

[ ] CHECK THIS BOX IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ---------------------------------------------
     DTC Account Number
                        --------------------------------------------------------
     Transaction Code Number
                             ---------------------------------------------------

[ ] CHECK THIS BOX IF THE EXISTING NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT INDICATED ABOVE.

ITEM 4.  CONSENT

[ ] CHECK THIS BOX IF THE UNDERSIGNED WANTS TO DELIVER ITS CONSENT TO THE PROPOSED AMENDMENT OF THE EXISTING INDENTURE GOVERNING THE EXISTING 4 1/2% CONVERTIBLE NOTES WITHOUT TENDERING ANY EXISTING NOTES.

     INDICATE THE PRINCIPAL AMOUNT OF EXISTING 4 1/2% CONVERTIBLE NOTES HELD BY THE UNDERSIGNED.

[ ] CHECK THIS BOX IF THE UNDERSIGNED WANTS TO DELIVER ITS CONSENT TO THE PROPOSED AMENDMENT OF THE EXISTING INDENTURE GOVERNING THE EXISTING 5% CONVERTIBLE NOTES WITHOUT TENDERING ANY EXISTING NOTES.

     INDICATE THE PRINCIPAL AMOUNT OF EXISTING 5% CONVERTIBLE NOTES HELD BY THE UNDERSIGNED.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the exchange offers, as described in the Offering Circular and this Letter of Transmittal, the undersigned hereby (i) tenders to Talk America the principal amount of Existing Notes described in Item 1 above entitled "Description of Existing Notes Tendered" in exchange for the principal amount of New Notes and, in the case of exchange for 8% Convertible Notes, cash payment and delivers the Consent, or
(ii) solely delivers the Consent under Item 4 above entitled "Consent," without tendering any Existing Notes.

         Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the exchange offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, Talk America all right, title and interest in and to the Existing Notes tendered by this Letter of Transmittal.

         The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact--with full knowledge that the exchange agent is also acting as the agent of Talk America in connection with the exchange offers--with respect to the tendered Existing Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular and in Instruction 4 of this Letter of Transmittal, to (1) deliver certificates for the tendered Existing Notes together with all accompanying evidences of transfer and authenticity to, or upon the order of, Talk America, upon receipt by the exchange agent, as the undersigned's agent, of the New Notes and the cash to be issued and paid in exchange for the tendered Existing Notes, (2) present certificates for the tendered Existing Notes for transfer and transfer the tendered Existing Notes on the books of Talk America, (3) receive for the account of Talk America all benefits and otherwise exercise all rights of ownership of the tendered Existing Notes and (4) deliver to Talk America and the Trustee, if so requested, this Letter of Transmittal as evidence of the undersigned's Consent and as certification that Consents duly executed by holders have been received, all in accordance with the terms and conditions of the exchange offers.

         The undersigned hereby agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides written Consent. The undersigned understands that the Consents provided hereby shall remain in full force and effect unless and until such Consents are revoked in accordance with the procedures set forth in the Offering Circular and this Letter of Transmittal. The undersigned also understands that the Proposed Amendment will be effected by a supplemental indenture, which will be executed by Talk America and the Trustee with respect to certain indentures to the Existing Notes (the "Existing Indentures"), following receipt of the requisite Consents.

         The undersigned understands that Consents must be received from holders of more than 50% in aggregate outstanding principal amount of Existing Notes to amend the Existing Indentures in the manner contemplated by the Proposed Amendment. If the required Consents are received with respect to the Existing Notes and the exchange offers are consummated, Talk America and the Trustee will execute the supplemental indenture setting forth the Proposed Amendment, and the Existing Indentures, as so supplemented, will become operative immediately after the expiration date of the exchange offers, as defined in the Offering Circular, with respect to each non-exchanging holder of Existing Notes, even if the holder did not give its Consent. The Existing Indentures, without giving effect to the Proposed Amendment, will remain in effect until the Proposed Amendment becomes operative. If the exchange offers are terminated or withdrawn, the Proposed Amendment will not become operative. However, completion of the exchange offers is not conditioned upon obtaining the requisite Consents for the Proposed Amendment to become operative.

         The undersigned understands that Consents may not be revoked, except by the valid withdrawal of a tender of Existing Notes or by the valid withdrawal of Consents in accordance with the instructions for withdrawal (see description under the caption "The Exchange Offers--Withdrawal Rights and Non-Acceptance" of the Offering Circular). A valid withdrawal of a tender of Existing Notes shall also be deemed to be a concurrent revocation of the related Consent.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered by this Letter of Transmittal, and to give the Consents contained therein, and that, when the tendered Existing Notes are accepted for exchange, Talk America will acquire good, marketable and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Existing Notes are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by Talk America or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered by this Letter of Transmittal, to perfect the undersigned's Consents to the Proposed Amendment or to complete the execution of the supplemental indenture to the Existing Indentures. The undersigned has read and agrees to all of the terms of the exchange offers.

         The name(s) and address(es) of the registered holder(s) of the Existing Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Existing Notes. The certificate number(s) and the Existing Notes that the undersigned wishes to tender are indicated in the appropriate boxes above.

         Unless the undersigned has otherwise indicated by completing the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Notes, that the New Notes be credited to the account indicated above maintained with DTC. Similarly, unless the undersigned has otherwise indicated by completing the box entitled "Special Delivery Instructions," the undersigned hereby directs that the New Notes exchanged in the exchange offers and any instrument representing the cash payment in exchange for 8% Convertible Notes be delivered to the address shown below the signature of the undersigned.

         If the undersigned has (1) tendered any Existing Notes that are not exchanged in the exchange offers for any reason or (2) submitted certificates for more Existing Notes than the undersigned wishes to tender, unless the undersigned has otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby directs that certificates for any Existing Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the signature of the undersigned or, in the case of a book-entry transfer of Existing Notes, that Existing Notes that are not tendered or not exchanged be credited to the account indicated above maintained with DTC, in each case at Talk America's expense promptly following the expiration or termination of the exchange offers.

         The undersigned understands that if it decides to tender Existing Notes, and Talk America accepts the Existing Notes for exchange, this will constitute a binding agreement between the undersigned and Talk America, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal, and it reserves the right to amend or terminate the exchange offers in its sole and absolute discretion, which may be for any or no reason.

         The undersigned also recognizes that, under certain circumstances described in the Offering Circular under the caption "The Exchange Offers--Conditions to the Completion of the Exchange Offers," Talk America may not be required to accept for exchange any Existing Notes tendered by this

Letter of Transmittal, and it reserves the right to amend or terminate the exchange offers in its sole and absolute discretion, which may be for any or no reason.

         By tendering the Existing Notes and executing this Letter of Transmittal or delivering an Agent's Message instead of this Letter of Transmittal, the undersigned hereby releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with ownership or acquisition of the Existing Notes by successors and assigns of the undersigned, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, or was taken, permitted or begun prior to the date of such release, in each case, that the undersigned, its successors and its assigns have or may have had against (i) Talk America, its subsidiaries, its affiliates and its stockholders, and (ii) the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of Talk America, its subsidiaries, its affiliates and its stockholders, whether those claims arise under federal or state securities laws or otherwise.

         New Notes to be issued in the exchange offers will be issued only in denominations of U.S.$1,000 (or U.S.$100 in the case of the 8% Convertible Notes) principal amount and integral multiples thereof. If the principal amount of New Notes that otherwise would be issued to a holder in exchange for Existing Notes tendered and accepted by Talk America is not an integral multiple of U.S.$1,000 (or U.S.$100 in the case of the 8% Convertible Notes), Talk America will round down the amount of Existing Notes and pay the difference in cash.

         All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular or in this Letter of Transmittal, this tender is irrevocable.

                                    SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 12)

--------------------------------------------------------------------------------
         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby consents to the Proposed Amendment (and to the execution of a supplemental indenture to the Existing Indentures effecting the Proposed Amendment) with respect to, and tenders, the principal amount at maturity of the Existing Notes listed in Item 1 above entitled "Description of Notes" under the column heading "Principal Amount Tendered."

         This Letter of Transmittal must be signed by (1) the registered holder(s) exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Existing Notes tendered or on the register of holders maintained by Talk America or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title below under "Capacity" and see Instruction 5.

 x_______________________________________   Date:________________________, 200_

 x_______________________________________   Date:________________________, 200_
  Signature(s) of Existing Note Holder(s)

Name(s)__________________________________   Address____________________________
               (Please Print)                           (Include Zip Code)

                                            Area Code and
Capacity (full title)____________________   Telephone No. _____________________

Taxpayer Identification or Social Security No._________________________________

                               (SEE INSTRUCTION 9)
                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                            OF ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                  (PRINT NAME)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                          (SEE INSTRUCTIONS 2, 5 AND 6)
--------------------------------------------------------------------------------


 --------------------------------------------------------     -------------------------------------------------------

              SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 5 AND 6)                             (SEE INSTRUCTIONS 1, 5 AND 6)
       To be completed ONLY if New Notes or Existing              To be completed ONLY if New Notes or Existing Notes
 Notes not tendered or exchanged are to be issued in          not tendered or exchanged are to be delivered to someone
 the name of someone other than the registered holder         other than the registered holder of the Existing Notes
 of the Existing Notes whose name(s) appear above, or         whose name(s) appear(s) above or to the registered holder
 if Existing Notes delivered by book-entry transfer and       at an address other than that shown above.
 not accepted for exchange are to be returned for
 credit to an account maintained at DTC other than the
 account indicated above.

 Issue (check appropriate box(es))                            Deliver (check appropriate box(es))

[ ]    New Note(s) to:                                        [ ]   New Note(s) to:

[ ]    Existing Note(s) to:                                   [ ]   Existing Note(s) to:

 Name                                                         Name
     __________________________________________________            ________________________________________________________
                     (PLEASE PRINT)                                                 (PLEASE PRINT)
 Address                                                      Address
        _______________________________________________               _____________________________________________________
                       (ZIP CODE)                                                     (ZIP CODE)

 Area Code and Telephone No.                                  Area Code and Telephone No.

_______________________________________________________      _______________________________________________________________

_______________________________________________________      _______________________________________________________________
    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE INSTRUCTION 9)                                           (SEE INSTRUCTION 9)

[ ]    Credit unaccepted Existing Notes tendered by
 book-entry transfer to the following account at DTC:

_________________________________________________________    ________________________________________________________________


________________________________________________________________________________________________________________________________

                                  PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION
________________________________________________________________________________________________________________________________
SUBSTITUTE
FORM  W-9                                Name (If a joint account or you changed your name, see the previously distributed Guidelines for Certification of Taxpayer Identification Number
Department of the Treasury               ("TIN") on Substitute Form W-9 (the "Guidelines")):____________________________________
Internal Revenue Service
                                         Business name, if different from above:________________________________________________

                                         Check appropriate box:

                                         [ ]   Individual/Sole proprietor      [ ]  Corporation

                                         [ ]   Partnership                     [ ]  Other

                                         Address (number, street, and apt. or suite no.):

                                         _______________________________________________________________________________________

                                         City, State, and ZIP code:_____________________________________________________________

                                         _______________________________________________________________________________________

                                         Part 1--PLEASE PROVIDE YOUR TIN IN      TIN:___________________________________________
                                         THE BOX AT RIGHT AND CERTIFY THAT                    (Social Security Number or
                                         IT IS CORRECT AND THAT YOU ARE A                  Employer Identification  Number)
                                         U.S. PERSON (INCLUDING A U.S.
                                         RESIDENT ALIEN) BY SIGNING AND
                                         DATING BELOW.
                                         _______________________________________________________________________________________
                                         Part 2--Check the box if you are NOT subject to backup withholding because either (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue
                                         Service has notified you that you are no longer subject to backup withholding. [ ]
 _______________________________________________________________________________________________________________________________
Payer's Request for Taxpayer             Part 3--Awaiting TIN    [ ]
Identification Number
________________________________________________________________________________________________________________________________
CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE_______________________________________________________________________________________________________________________

DATE______________________________________, 2002
________________________________________________________________________________________________________________________________

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING  OF A PORTION OF ANY CASH PAYMENTS.

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID
BACKUP WITHHOLDING. PLEASE REVIEW PREVIOUSLY DISTRIBUTED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.




______________________________________   _____________________________________
             Signature                                   Date


         CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. You must complete this Letter of Transmittal if you are a registered holder of Existing Notes and either (1) you wish to tender the certificates representing your Existing Notes to the exchange agent together with this Letter of Transmittal or
(2) you wish to tender your Existing Notes by book-entry transfer to the exchange agent's account at DTC and you elect to submit this Letter of Transmittal to the exchange agent instead of an Agent's Message. In order to constitute a valid tender of your Existing Notes, the exchange agent must receive the following documents at the address provided above on or prior to the expiration date of the exchange offers: (1) certificates for the Existing Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Existing Notes into the exchange agent's account at DTC, (2) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an agent's message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Existing Notes tendered in the exchange offers must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

         The method of delivery of certificates for Existing Notes, Letters of Transmittal and all other required documents is at your election. If you deliver your Existing Notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Existing Notes, Letters of Transmittal or other required documents to the exchange agent at the address listed above. Please do not send these documents to Talk America.

         Talk America will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of a Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (a) this Letter of Transmittal is signed by the registered holder of Existing Notes tendered with this Letter of Transmittal, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

         (b the Existing Notes are tendered for the account of a firm that is an Eligible Guarantor Institution, as defined below.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5. An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

         o banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

         o brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

         o credit unions (as defined in Section 19(b)(1)(A) of the Federal Reserve Act);

         o national securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange
               Act); and

         o savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

         3. INADEQUATE SPACE. If the space provided in the box in Item 1 or the space under Item 2 is inadequate, than the required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Existing Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Existing Notes evidenced by any certificate you are submitting, please fill in the principal amount of Existing Notes which are to be tendered in column 3 ("Principal Amount Tendered") of the box in Item 1 entitled "Description of Existing Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Existing Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Existing Notes promptly after the expiration of the exchange offers. All Existing Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

         You may deliver your Consent without tendering any Existing Notes for exchange.

         Except as otherwise provided herein, tenders of Existing Notes and Consents may be withdrawn at any time on or prior to the expiration of the exchange offers. For a withdrawal to be effective, a written notice of withdrawal must be received by the exchange agent at the address provided above on or prior to the expiration of the exchange offers. Any notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, identify the Existing Notes to be withdrawn, including the principal amount of the Existing Notes, and specify the name in which the Existing Notes are registered, if different from that of the withdrawing holder. If certificates for Existing Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution, unless the holder is an Eligible Guarantor Institution. If Existing Notes have been tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offers--Procedures for Tendering Existing Notes," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of DTC. All questions as to the validity, form and eligibility, including time of receipt of these notices, will be determined by Talk America. Any such determination will be final and binding. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offers. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the exchange offers. In the case of Existing Notes tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offers--Procedures for Tendering Existing Notes," the Existing Notes will be credited to the tendering holder's account with DTC. Properly withdrawn Existing Notes or Consents may be retendered at any time on or prior to the expiration of the exchange offers by following the procedures described in the Offering Circular under the caption "The Exchange Offers--Procedures for Tendering Existing Notes."

         If Talk America extends the expiration date of these exchange offers beyond March 21, 2002 for any reason, the right to withdraw tenders of Existing Notes will be extended accordingly.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Existing Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Existing Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

         When this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes listed on and transmitted pursuant to this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless the New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

         If a person or persons other than the registered holder(s) of Existing Notes signs the Letter of Transmittal, certificates for the Existing Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Existing Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

         If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Existing Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with DTC. See Instruction 4.

         7. IRREGULARITIES. All questions as to the validity, form, eligibility--including time of receipt--and acceptance of Existing Notes tendered for exchange will be determined by Talk America in its sole discretion. Talk America's determination will be final and binding. Talk America reserves the absolute right to reject any and all tenders of Existing Notes improperly tendered or not to accept any Existing Notes, the acceptance of which might be unlawful as determined by Talk America or its counsel. Talk America also reserves the absolute right to waive any defects or irregularities or conditions of the exchange offers as to any Existing Notes either before or after the expiration of the exchange offers--including the right to waive the ineligibility of any holder who seeks to tender Existing Notes in the exchange offers. Talk America's interpretation of the terms and conditions of the exchange offers as to any particular Existing Notes either before or after the expiration of the exchange offers--including the terms and conditions of the Letter of Transmittal and the accompanying instructions--will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Existing Notes for exchange must be cured within a reasonable period of time, as determined by Talk America. Neither Talk America, the exchange agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Existing Notes for exchange, nor will Talk America have any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at the address and telephone number set forth on the front of this Letter of Transmittal or to Georgeson Shareholder, the information agent for the exchange offers, at the address and telephone number set forth in the Offering Circular. Additional copies of the Offering Circular or this Letter of Transmittal may be obtained from the exchange agent, the information agent or your broker, dealer, commercial bank, trust company or other nominee.

         9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Existing Notes are accepted for exchange is required to provide the exchange agent with the holder's correct TIN on Substitute Form W-9 above. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service ("IRS") may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Existing Notes exchanged in the exchange offers may be subject to backup withholding.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a portion of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the exchange agent the TIN (i.e., Social Security number or employer identification number) of the registered holder of the Existing Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Notes. If the Existing Notes are registered in more than one name or are not in the name of the actual holder, consult the previously distributed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders--including, among others, corporations, financial institutions and certain foreign persons--may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the previously distributed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. Talk America's obligation to complete the exchange offers is subject to the conditions described in the Offering Circular under the caption "The Exchange Offers--Conditions to the Completion of the Exchange Offers." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time and from time to time. Moreover, we are free to terminate or amend the exchange offers at any time, in our sole and absolute discretion, for any or no reason and not to accept any Existing Notes for exchange.

         11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Existing Notes for exchange.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

         13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Existing Notes in the exchange offers unless you instruct us to register New Notes in the name of, or request that Existing Notes not tendered or not accepted in the exchange offers be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for New Notes will be issued until such evidence is received by the exchange agent.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF EXISTING NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFERS.